EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Iteris, Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kerry A. Shiba, Senior Vice President and Chief Financial Officer, Treasurer, and Secretary of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 8, 2024

/s/ KERRY A. SHIBA
Kerry A. Shiba
Senior Vice President and Chief Financial Officer, Treasurer, and Secretary
A signed original of this written statement required by Section 906, or any other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.